Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of November 20, 2012 (this "Amendment"), is among PERRIGO COMPANY (the "U.S. Borrower"), the FOREIGN SUBSIDIARY BORROWERS party hereto (the “Foreign Subsidiary Borrowers”, and collectively with the U.S. Borrower, the “Borrowers”), the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

INTRODUCTION

The Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of October 26, 2011 (as amended or modified from time to time, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein, and the Lenders are willing to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

Upon the satisfaction of the conditions in Article 3 hereof, the Credit Agreement is amended as of the date hereof as follows:

1.1    The following definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Additional Senior Debt” means Indebtedness of the U.S. Borrower for borrowed money in respect of debt securities issued in a capital markets transaction (which Indebtedness may be guaranteed by the Guarantors), provided that (a) such Indebtedness is permitted by the terms of the Senior Notes to be secured by the Collateral on a pari passu and pro rata basis pursuant to the terms of the Intercreditor Agreement, and (b) such Indebtedness is on customary market terms, including without limitation maturities, reasonably acceptable to the Administrative Agent, provided that such terms are not more restrictive than the terms contained herein or in the Senior Notes.

“Banking Services Obligations” means any and all obligations of any of the U.S. Borrower or its Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services), commercial credit cards and stored value cards, in each case, provided to any of the U.S. Borrower or its Subsidiaries by any Lender or any of its Affiliates.

“Second Amendment” means the Second Amendment to this Agreement.

“Second Amendment Effective Date” means the date the Second Amendment is effective.

1.2    The following definitions in Section 1.01 of the Credit Agreement are restated as follows:

"Intercreditor Agreement" means the Collateral Agency and Intercreditor Agreement dated as of May 29, 2008 among the Secured Parties (as defined therein), and JPMorgan Chase Bank, N.A., in its capacity as Collateral Agent for the Secured Parties, as amended by a First Amendment to Collateral Agency and Intercreditor Agreement dated as of April 30, 2010, and as further amended or modified from time to time, provided that any such further amendments or modifications thereto shall be in form and substance acceptable to the Administrative Agent, and, if such agreement is terminated in connection with a Release Date, any other collateral agency and intercreditor agreement with JPMorgan Chase Bank, N.A. as collateral agent entered into in connection with a Trigger Date and providing for the pari passu and pro rata sharing of the Collateral and/or sharing of payments under guaranties with respect to the obligations permitted to be secured by the Collateral under Section 6.02(e) hereof in form and substance acceptable to the Administrative Agent and the Required Lenders.

"Maturity Date" means November 3, 2017.

“Release Date” means any date after the Effective Date on which no Default is continuing and each of the following conditions is satisfied: (a) the Moody's rating for the Index Debt (that has not been placed on negative watch) is Baa3 (stable or better outlook) or higher, and (b) the S&P rating for the Index Debt (that has not been placed on negative watch) is BBB- (stable or better outlook) or higher.

"Secured Obligations" means, collectively, (i) the Obligations, (ii) the Swap Agreement Obligations, and (iii) the Banking Services Obligations.

“Term Loan” means a Loan made pursuant to Section 2.01(b) on the Closing Date, as increased under Section 2.01(b) on the Second Amendment Effective Date.

“Term Loans” means the term loans extended by the Lenders to the U.S. Borrower pursuant to Section 2.01(b) hereof as of the Closing Date, as increased under Section 2.01(b) as of the Second Amendment Effective Date. Notwithstanding anything herein to the contrary, as of the Closing Date the Term Loans will consist of a $250,000,000 tranche, as increased by $25,000,000 as of the Second Amendment Effective Date, and as reduced by payments thereon (“Term Loan A”) and a $150,000,000 tranche, as increased by $15,000,000 as of the Second Amendment Effective Date, and as reduced by payments thereon (“Term Loan B”), which will have separate Interest Election Requests in accordance with Section 2.07 and separate annual principal installment payments as described in Section 2.09.

“Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make a Term Loan or an increase in the Term Loan, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Term Loan Commitment as of the Effective Date and the increase of each Lender's Term Loan Commitment as of the Second Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Term Loan Commitments as of the Effective Date is $400,000,000, and the Lenders' Term Loan Commitments are increased by $40,000,000 as of the Second Amendment Effective Date.

“Trigger Date” means any date after any Release Date on which each of the following conditions is satisfied: (a) the Moody's rating for the Index Debt is Ba1 or lower or Moody's has ceased to issue a rating for the Index Debt and (b) the S&P rating for the Index Debt is BB+ or lower or S&P has ceased to issue a rating for the Index Debt.

1.3    Section 2.01(b) of the Credit Agreement is restated as follows:

(b)    Term Loan Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (i) to make a Term Loan in Dollars to the U.S. Borrower on the Closing Date in an aggregate principal amount equal to such Lender's Term Loan Commitment as of the Closing Date as set forth on Schedule 2.01, and (ii) to make an increase in the Term Loan in Dollars to the U.S. Borrower on the Second Amendment Effective Date in an aggregate principal amount equal to the increase in such Lender's Term Loan Commitment as set forth on Schedule 2.01 as amended as of the Second Amendment Effective Date.

1.4    Section 2.08(a) of the Credit Agreement is restated as follows:

(a) Unless previously terminated, the Revolving Commitments shall terminate on the Maturity Date, the Term Loan Commitments set forth on Schedule 2.01 as of the Effective Date shall terminate at 5:00 p.m., Chicago time, on the Closing Date, and the increase in the Term Loan Commitments set forth on Schedule 2.01 as of the Second Amendment Effective Date shall terminate at 5:00 p.m., Chicago time, on the Second Amendment Effective Date.

1.5    Section 2.22(e) of the Credit Agreement is restated as follows:

(e)    Notwithstanding the foregoing, the Guaranties and Collateral required under this Section 2.22 (other than the Guarantee of the U.S. Borrower of all Secured Obligations of the Foreign Subsidiary Borrowers, which shall continue in full force and effect at all times), if no Default exists and if all Liens on the Collateral and all Guarantees of Subsidiaries in favor of the holders of the Senior Notes and other obligations pursuant to the Master Note Purchase Agreement, of any Additional Senior Debt, and of any other obligations defined as "Secured Obligations" under the Intercreditor Agreement are released (either automatically by operation of the applicable agreements upon the release under this Section 2.22(e) or by any additional agreements under which such release occurs prior to or simultaneously with the release under this Section 2.22(e)), then the Guaranties and Collateral required under this Section 2.22 (other than the Guarantee of the U.S. Borrower of all Secured Obligations of the Foreign Subsidiary Borrowers) shall be released upon the occurrence of a Release Date and shall not be required during a Release Period, provided that the Guaranties and Collateral required under this Section 2.22 that have been so released shall be reinstated upon the occurrence of a Trigger Date thereafter and the U.S. Borrower agrees to execute and deliver, and cause its Subsidiaries to execute and deliver, such Guaranties, Collateral Documents and other documents required under this Section 2.22 promptly after a Trigger Date upon the request of the Administrative Agent, and the U.S. Borrower and the Administrative Agent may amend Schedules 6.01 and 6.04 hereto as of any Trigger Date to allow certain intercompany obligations as mutually agreed upon between the U.S. Borrower and the Administrative Agent. The U.S. Borrower agrees to promptly provide all notices and certificates to the holders of the Senior Notes under the Master Note Purchase Agreement, of any Additional Senior Debt, and of any other obligations defined as "Secured Obligations" under the Intercreditor Agreement and take such other actions that may be required, with respect to the release of the Lien on the Collateral and release of the Guarantees of Subsidiaries as described in this Section 2.22(e) and provide such certificates to the Administrative Agent to evidence such releases as the Administrative Agent may reasonably request. If any fee or other consideration is paid or given to any holder of the Senior Notes under the Master Note Purchase Agreement, of any Additional Senior Debt, or of any other obligations defined as "Secured Obligations" under the Intercreditor Agreement in connection with such release, the U.S. Borrower shall promptly pay each Lender equivalent fees and other consideration on a pro rata basis. Notwithstanding anything in this Agreement to the contrary, the Secured Obligations will at all times rank at least pari passu with all Indebtedness under the Senior Notes and/or the Additional Senior Debt (and including any replacement financing for any of the foregoing), and the U.S. Borrower will, if it or any Subsidiary shall create any Lien upon any of its property or assets, whether now owned or hereafter acquired, in favor of the lenders or other creditors pursuant to the Senior Notes and/or the Additional Senior Debt (and including any replacement financing for any of the foregoing), or provide any Guarantee at any time in favor of the lenders or other creditors pursuant to the Senior Notes and/or the Additional Senior Debt (and including any replacement financing for any of the foregoing), make or cause to be made effective a provision whereby the Secured Obligations will be secured by such Lien and Guaranteed by any such Guarantees equally and ratably with any and all such other Indebtedness thereby secured or Guaranteed thereby.

1.6    Section 6.02(e) of the Credit Agreement is restated as follows:

(e)    Liens on the Collateral securing, on a pari passu and pro rata basis, the Secured Obligations as defined herein, the Indebtedness under the Senior Notes (provided that the aggregate principal amount outstanding thereunder shall not exceed $965,000,000, as reduced from time to time), the Additional Senior Debt, and the other obligations defined as "Secured Obligations" under the Intercreditor Agreement, all subject to the terms of the Intercreditor Agreement and the other Collateral Documents and related agreements governing the pari passu and pro rata sharing of the Collateral and other rights and terms with respect to the Collateral (and the Administrative Agent is authorized by each Lender to execute the Intercreditor Agreement and such other Collateral Documents and related agreements on behalf of each such Lender (including without limitation such joinders, amendments and supplements thereto) to implement such Liens and pari passu and pro rata sharing of the Collateral and other rights and terms as determined by the Administrative Agent);

1.7    Section 6.04 of the Credit Agreement is amended by adding the following new paragraph is added to the end thereof: “It is acknowledged and agreed that any Guarantees permitted by clauses (f) and (g) above, to the extent such Guarantee constitutes Indebtedness, are subject to compliance with any applicable limitations in Section 6.01.”

1.8    Schedule 2.01 attached to the Credit Agreement is replaced with Schedule 2.01 attached hereto.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment, each Borrower represents and warrants that:

2.1    The execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary action and are not in material contravention of any requirement of law, or of the terms of such Borrower's bylaws or other charter documents, or of any contractual obligation of such Borrower and will not result in the imposition of any Lien on any of its property or of any of its Subsidiaries except for Permitted Liens.

2.2    This Amendment is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

2.3    After giving effect to this Amendment, the representations and warranties of the Loan Parties in the Loan Documents are true in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

2.4    After giving effect to this Amendment, no Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3. CONDITIONS OF EFFECTIVENESS

This Amendment shall become effective as of the date specified in the first paragraph hereof when each of the following conditions is satisfied:

3.1    This Amendment shall be executed by each of the Borrowers, the Lenders, and the Administrative Agent.

3.2    The Consent and Agreement attached hereto shall be signed by each of the Guarantors.

3.3    All fees (including without limitation all upfront fees to the Lenders) required to be paid by the U.S. Borrower as of the date hereof shall be paid.

3.4    The Borrowers and the Guarantors shall have delivered such resolutions, certificates and other documents as requested by the Administrative Agent.

3.5    The Borrowers and the Guarantors shall deliver such other documents and satisfy such other conditions as reasonably requested by the Administrative Agent.

ARTICLE 4. MISCELLANEOUS

4.1    All references in any Loan Document to the Credit Agreement shall be deemed references to the Credit Agreement, as amended hereby and as further amended or modified from time to time.

4.2    Except as expressly amended hereby, each Borrower agrees that all Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document.

4.3    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment is a Loan Document. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan. This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument, and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.

PERRIGO COMPANY

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO ISRAEL PHARMACEUTICALS LTD.

By /s/ Itzhak Maayan
Name: Itzhak Maayan
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By /s/ Krys Szremski
Name: Krys Szremski
Title: Vice President

BANK OF AMERICA, N.A., as a Lender and as a Syndication Agent

By /s/ Jeremy Schmitt
Name: Jeremy Schmitt
Title: Vice President

MORGAN STANLEY BANK, N.A.

By /s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as a Documentation Agent

By /s/ John D. Brady
Name: John D. Brady
Title: Director

[Signature Page to Second Amendment to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and as a Documentation Agent

By /s/ Andrew Bicker
Name: Andrew Bicker
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By /s/ Arthur F. Gray
Name: Arthur F. Gray
Title: Senior Vice President

RBS CITIZENS, N.A.

By /s/ André A. Nazareth
Name: André A. Nazareth
Title: Senior Vice President

FIFTH THIRD BANK

By /s/ Nathaniel E. Sher
Name: Nathaniel E. (Ned) Sher
Title: Vice President

BANK HAPOALIM B.M.

By /s/ Lee Stenner
Name: Lee Stenner
Title: Senior Vice President

By /s/ Costas Ziozis
Name: Costas Ziozis
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By /s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Vice President

COMERICA BANK

By /s/ Jeffrey S. Malkiewicz
Name: Jeffrey S. Malkiewicz
Title: Account Officer

[Signature Page to Second Amendment to Credit Agreement]

THE NORTHERN TRUST COMPANY

By /s/ Phillip N. McCaulay
Name: Phillip N. McCaulay
Title: Vice President

FIRST HAWAIIAN BANK

By /s/ Dawn Hofmann
Name: Dawn Hofmann
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

L. PERRIGO COMPANY

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO COMPANY OF SOUTH CAROLINA, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO PHARMACEUTICALS COMPANY

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL HOLDINGS, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO HOLLAND, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

[Signature Page to Consent to Second Amendment to Credit Agreement]

PERRIGO FLORIDA, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO INTERNATIONAL HOLDINGS II, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PBM HOLDINGS, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PBM NUTRITIONALS, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PADDOCK LABORATORIES, LLC

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

CHEMAGIS USA, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

PERRIGO NEW YORK, INC.

By /s/ Ronald L. Winowiecki
Name: Ronald L. Winowiecki
Title: Treasurer

[Signature Page to Consent to Second Amendment to Credit Agreement]

Schedule 2.01
Commitments

Lender	Title	Revolving Commitment as of the Second Amendment Effective Date	Term Loan Outstanding immediately prior to the funding of the Term Loan increase	Increase in the Term Loan Commitment as of the Second Amendment Effective Date	Aggregate Revolving Commitment plus outstanding Term Loans as of the Second Amendment Effective Date (after funding of the Term Loan increase)
JPMorgan Chase Bank, N.A.	Administrative Agent	$48,000,000	$43,200,000	$4,800,000	$96,000,000
Bank of America, N.A.	Syndication Agent	$48,000,000	$43,200,000	$4,800,000	$96,000,000
Morgan Stanley Bank, N.A.	Morgan Stanley Senior Funding, Inc., as Syndication Agent	$48,000,000	$43,200,000	$4,800,000	$96,000,000
Wells Fargo Bank, National Association	Documentation Agent	$42,750,000	$38,475,000	$4,275,000	$85,500,000
HSBC Bank USA, National Association	Documentation Agent	$42,750,000	$38,475,000	$4,275,000	$85,500,000
PNC Bank, National Association		$30,000,000	$27,000,000	$3,000,000	$60,000,000
RBS Citizens, N.A.		$30,000,000	$27,000,000	$3,000,000	$60,000,000
Fifth Third Bank		$30,000,000	$27,000,000	$3,000,000	$60,000,000
Bank Hapoalim B.M.		$30,000,000	$27,000,000	$3,000,000	$60,000,000
U.S. Bank National Association		$22,500,000	$20,250,000	$2,250,000	$45,000,000
Comerica Bank		$11,500,000	$10,350,000	$1,150,000	$23,000,000
The Northern Trust Company		$11,500,000	$10,350,000	$1,150,000	$23,000,000
First Hawaiian Bank		$5,000,000	$4,500,000	$500,000	$10,000,000
Total		$400,000,000	$360,000,000	$40,000,000	$800,000,000